EXHIBIT 1
CELLCOM ISRAEL LTD.
[•] Ordinary Shares, Nominal Value NIS 0.01 per share
Underwriting Agreement
February __, 2007
Goldman, Sachs & Co.,
Citigroup Global Markets Inc., and
Deutsche Bank Securities, Inc. (collectively, the “Representatives”),
   As representatives of the several Underwriters
     named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.
Ladies and Gentlemen:
     Certain shareholders (the “Selling Shareholders”) named in Schedule II hereto, of Cellcom Israel Ltd., a company incorporated under the laws of the State of Israel (the “Company”), propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [•] ordinary shares of the Company (the “Firm Shares” and, together with other ordinary shares of the Company, the “Ordinary Shares”), nominal value NIS 0.01 per share, and, at the election of the Underwriters, up to [•] additional Ordinary Shares (the “Optional Shares”). The Firm Shares and the Optional Shares are herein collectively called the “Offer Shares”.
     The Offer Shares are to be offered to the public in the United States (the “U.S. Offering”) and in the rest of the world outside the United States and Israel to investors in transactions not involving a public offering in such jurisdictions (the “International Offering” and together with the U.S. Offering, the “Combined International Offering”).
     1. Representations, Warranties and Agreements.
          (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

     (i) A registration statement on Form F-1 (File No. 333-140030) (the “Initial Registration Statement”) in respect of the Offer Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing and any other preliminary prospectus filed under Rule 424(b) under the Act, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) or 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Offer Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; the final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Offer Shares is hereinafter called an “Issuer Free Writing Prospectus”);
     (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the

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circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives, expressly for use therein (such information is listed in its entirety in Annex 1 hereto), or by a Selling Shareholder expressly for use therein (such information is listed in its entirety in Annex 2 hereto);
     (iii) For the purposes of this Agreement, the “Applicable Time” is ___:___ ___m (Eastern time) on the date of this Agreement. The Pricing Prospectus and the Issuer Free Writing Prospectuses listed on Schedule III-A hereto, when taken together with the public offering price per Offer Share and the number of Offer Shares as set forth on the cover page of the Prospectus (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III-B hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives (such information is listed in its entirety in Annex 1 hereto), or by a Selling Shareholder, in each case, expressly for use therein such information is listed in its entirety in Annex 2 hereto);
     (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder. The Registration Statement does not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of its date and as of the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this sentence shall not apply to any statements or omissions made in

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reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein (such information is listed in its entirety in Annex 1 hereto) or by a Selling Shareholder, in each case, expressly for use therein such information is listed in its entirety in Annex 2 hereto);
     (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus;
     (vi) Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (i) any change in the share capital or long-term debt of the Company or any of its subsidiaries, (other than borrowings in the ordinary course of business under the Company’s existing credit facilities described in the Pricing Prospectus and the Prospectus), or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus;
     (vii) The Company and its subsidiaries have good and marketable title to all material real property and good and marketable title to all material personal property, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus and the Prospectus; and, except as disclosed in the Pricing Prospectus and the Prospectus, any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;
     (viii) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus; and, to the extent applicable, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason

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of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation, and is in good standing (if applicable) under the laws of its jurisdiction of incorporation;
     (ix) (i) The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus and all of the issued shares in the share capital of the Company (including the Offer Shares) have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the share capital contained in the Pricing Disclosure Package and the Prospectus and are not subject to any preemptive or other similar rights (except as disclosed in the Pricing Prospectus and the Prospectus); (ii) all of the Company’s options and other rights to purchase or exchange any securities for shares of the Company have been duly authorized and validly issued, conform to the description thereof in the Pricing Prospectus and the Prospectus and were issued in compliance with applicable securities laws; and (iii) all of the issued share capital of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and except as would not have a Material Adverse Effect (as defined below), are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
     (x) All dividends and other distributions declared and payable on the Ordinary Shares may under the current laws and regulations of the State of Israel be paid in foreign currency that may be freely transferred out of the State of Israel, and, except as disclosed in the Pricing Prospectus and the Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the State of Israel and are otherwise free and clear of any other tax, withholding or deduction in the State of Israel and without the necessity of obtaining any permits, licenses, consents, exemptions, franchises, authorizations or other approvals from the Israeli Ministry of Communications or other governmental or regulatory authorities (each, an “Authorization”) in the State of Israel;
     (xi) The sale of the Offer Shares by the Selling Shareholders in accordance with the terms of this Agreement and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults, which would not, individually or in

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the aggregate, have a Material Adverse Effect (as defined below); nor will such action result in any violation of the provisions of the Memorandum or Articles of Association of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Offer Shares or for the performance by the Company of its undertakings and obligations contemplated by this Agreement, except (i) the registration under the Act of the Offer Shares, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of the Offer Shares by the Underwriters, and (iii) such consents, approvals, authorizations (x) which have been obtained prior to the date hereof, (y) as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or (x) as would not, individually or in the aggregate, have a material adverse effect on the transactions contemplated in this Agreement;
     (xii) Neither the Company nor any of its subsidiaries is (a) in violation of its Memorandum or Articles of Association (or other constitutional documents), (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, or (c) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except (i) as disclosed in the Pricing Prospectus and the Prospectus, or (ii), with respect to (b) and (c), as would not, individually or in the aggregate, have a Material Adverse Effect;
     (xiii) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Share Capital”, insofar as they purport to constitute a summary of the terms of the Company’s share capital and the Ordinary Shares, under the captions “Taxation”, “Regulatory Matters” and “Management” insofar as they purport to describe the provisions of the laws and documents referred to therein, and under the caption “Underwriting” insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair;

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     (xiv) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;
     (xv) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company’s knowledge, except as disclosed in the Pricing Prospectus and the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (xvi) The Company is not and, after giving effect to the offering and sale of the Offer Shares, will not be an “investment company”, as this term is defined in the Investment Company Act of 1940, as amended;
     (xvii) The Company is not a “passive foreign investment company” within the meaning of the Internal Revenue Code of 1986, as amended;
     (xviii) The Company was not, at the time of filing the Initial Registration Statement, and is not, an “ineligible issuer,” as defined under Rule 450 under the Act;
     (xix) Somekh Chaikin, Member Firm of KPMG International, who have certified the financial statements of the Company and its subsidiaries, are independent registered public accountants as required by the Act and the rules and regulations of the Commission thereunder;
     (xx) The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with U.S. management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate

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action is taken with respect thereto. The Company is not aware of any material weaknesses in its internal control over financial reporting;
     (xxi) Since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus, (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (b) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
     (xxii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities and such disclosure controls and procedures are effective;
     (xxiii) Since January 17, 2007, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit or guaranty, arranged to extend credit or guaranty, or renewed any extension of credit or guaranty, in the form of a personal loan (or guaranty in respect thereof), to or for any director or executive officer of the Company, or to or for any family member of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan or guaranty to any director or executive officer of the Company, or any family member of any director or executive officer, which loan was outstanding on July 30, 2002;
     (xxiv) Since the date as of which information is given in the Pricing Prospectus and the Prospectus and except as may otherwise be described in the Prospectus (exclusive of any amendment or supplement thereto after the date hereof), the Company has not (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its share capital;

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     (xxv) The consolidated financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Pricing Prospectus and the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated, have been prepared in conformity with accounting principles generally accepted in Israel applied on a consistent basis throughout the periods involved, except as disclosed in the Pricing Prospectus and the Prospectus, and include a reconciliation describing and quantifying all material variations to generally accepted accounting principles in the United States. The selected financial data included in the Registration Statement and the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements filed as part of the Registration Statement or included in the Pricing Prospectus and the Prospectus;
     (xxvi) Except as disclosed in the Pricing Prospectus and the Prospectus or as would not have a Material Adverse Effect, (x) the Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries in Israel and (y) all policies of insurance owned by the Company or any of its subsidiaries are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer, agent of such insurer or the broker of the Company or any of its subsidiaries that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance;
     (xxvii) The Company and each of its subsidiaries own or possess adequate rights to use all material trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except as would not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect;
     (xxviii) There are no contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be

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filed as exhibits to the Registration Statement that are not described and filed as required;
     (xxix) No relationship, direct or indirect, exists between or among the Company on the one hand, and the Company’s directors, officers or shareholders on the other hand, that is required to be described in the Prospectus which is not so described;
     (xxx) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that would, individually or in the aggregate, have a Material Adverse Effect;
     (xxxi) Except as would not have a Material Adverse Effect, the Company and each of its subsidiaries have filed all tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, other than tax liabilities that are being disputed in good faith, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiency that would individually or in the aggregate have a Material Adverse Effect;
     (xxxii) Neither the Company nor any of its subsidiaries has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977;
     (xxxiii) The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offer Shares;
     (xxxiv) The Company has made all required filings under applicable communications, planning and environmental laws, except where the failure to have made such filings or receive such approvals would not individually or in the aggregate have a Material Adverse Effect or except as described in the Pricing Prospectus and the Prospectus. Each of the Company and its subsidiaries: (A) holds such Authorizations from the Israeli Ministry of Communications (including, without limitation, the Company’s Non-Exclusive General License for Provision of Mobile Radio Telephone Services in Cellular Method dated June 27, 1994, as amended, Cellcom Fixed Line Communications L.P. Special General License for Provision of Landline Communications Services dated April 23, 2006, the Company’s Non-Exclusive Special License for Provision of Local Data Communications Services and High-Speed Transmission Services dated November [•], 2000, and the Company’s Non-Exclusive License for Provision of Cellular Services in Judea and Samaria) (the “Telecommunications Licenses”) and has made

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all filings with and notices to all governmental or regulatory authorities as are necessary to own, lease, license and operate its respective properties and to conduct its business in the manner described in the Pricing Prospectus and the Prospectus, except where the failure to have any Authorization or Telecommunications License or to make any such filing or notice would not individually or in the aggregate have a Material Adverse Effect and except as disclosed in the Pricing Prospectus and the Prospectus, and (B) has fulfilled and performed all material obligations necessary to maintain such Authorizations and Telecommunications Licenses, except where failure to maintain such Authorizations or Telecommunications Licenses would not, individually or in the aggregate, have a Material Adverse Effect, or except as disclosed in the Pricing Prospectus and the Prospectus. Except as would not individually or in the aggregate have a Material Adverse Effect or as disclosed in the Pricing Prospectus and the Prospectus, (A) each such Authorization and Telecommunications Licenses is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and (B) no notice from any authority or governing body purporting to revoke, suspend or terminate such Authorization of Telecommunications License has been received by the Company or its subsidiaries or, to the Company’s knowledge, is pending;
     (xxxv) The Company and its subsidiaries (i) have been and are in compliance in all material respects with any and all applicable environmental laws, rules, regulations, decisions (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required by them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received any written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants, contaminants or radiation, except in any such case for any such failure to comply, or failure to receive or comply with required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect or except as disclosed in the Pricing Prospectus and the Prospectus;
     (xxxvi) Except as disclosed in the Pricing Prospectus and the Prospectus or as would not have a Material Adverse Effect, all of the Company’s cell sites (i) have valid permits required under the Planning and Building Law, 1965, as amended (“Planning Permits”) or qualify for exemption from any requirement for Planning Permits, (ii) are built and operate in material compliance with their Planning Permits, (iii) have valid construction and operating permits required pursuant to the Pharmacists

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Regulations (Radioactive Elements and Their Products ) 1980 (“Construction and Operating Permits”), (iv) have been constructed and operate in compliance with their Construction and Operating Permits, and (v) are in compliance with the Non-Ionizing Radiation Law, 2006;
     (xxxvii) To the knowledge of the Company and its subsidiaries, no change in any law or regulation is pending that would individually or in the aggregate have a Material Adverse Effect, except as described in the Pricing Prospectus and the Prospectus;
     (xxxviii) The statistical, operating and market and industry-related data included in the Registration Statement, the Preliminary Prospectus, Pricing Prospectus and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources;
     (xxxix) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened; and
     (xl) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
          (b) Each of the Selling Shareholders severally and not jointly represents and warrants with respect to itself to, and agrees with, each of the Underwriters that:
     (i) Such Selling Shareholder has been duly formed and is validly existing in good standing (to the extent such concept is applicable) under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus;
     (ii) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement hereinafter referred to, and

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for the sale and delivery of the Offer Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Offer Shares to be sold by such Selling Shareholder hereunder;
     (iii) The sale of the Offer Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement applicable to such selling Shareholder and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (x) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (y) the terms of such Selling Shareholder’s constitutional documents or (z) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder; except for any such conflict, breach, default or violation that would not materially interfere with such Selling Shareholder’s ability to sell the Offer Shares sold hereunder by such Selling Shareholder or result in any claim over, or encumbrance on, such Offer Shares.
     (iv) Assuming that none of the Underwriters is otherwise subject to taxation in Israel, no stamp or other transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or any political subdivision or taxing authority thereof or therein in connection with (A) the sale and delivery by such Selling Shareholder of the Offer Shares to be sold by such Selling Shareholder hereunder to the Underwriters or (B) the sale and delivery outside the State of Israel by the Underwriters of such Offer Shares to the initial purchasers thereof;
     (v) Such Selling Shareholder has, and immediately prior to the Time of Delivery (as defined in Section 4 hereof) such Selling Shareholder will have, good and valid title to the Offer Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities, claims or other third party rights (other than (x) those encumbrances set out under the shareholders agreement described in the Pricing Prospectus and the Prospectus and (y) any floating lien that, in each case, does not prohibit the sale of such Offer Shares and does not require any consent or approval of any third party for the sale of such Offer Shares free and clear of such encumbrance or floating lien) and such Offer Shares are and, immediately

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prior to the Time of Delivery, will be fully paid in and non-assessable; and, upon delivery of such Offer Shares and payment therefor pursuant hereto, good and valid title to such Offer Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;
     (vi) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or to facilitate the sale or resale of the Offer Shares;
     (vii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus and any Issuer Free Writing Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein (such information is listed in its entirety in Annex 2 hereto), such Preliminary Prospectus, the Pricing Prospectus and the Registration Statement did, and the Prospectus and any Issuer Free writing Prospectus, when they become effective or are filed with the Commission, as the case may be, did not or will not (as the case may be) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
     (viii) The sale of the Offer Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Pricing Prospectus and the Prospectus;
     (ix) Certificates in negotiable form representing all of the Offer Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the “Custody Agreement”), duly executed and delivered by such Selling Shareholder to The American Stock Transfer & Trust Company, as custodian (the “Custodian”), and such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the “Power of Attorney”), appointing Ami Erel and Oren Lieder and each of them, as such Selling Shareholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder as provided in Section 2 hereof, to authorize the delivery of the Offer Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling

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Shareholder in connection with the transactions contemplated by this Agreement;
     (x) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as defined in Section 4(a)) a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and
     (xi) During the Lock-Up Period (as defined in Section 5(e) hereof), not to offer, sell contract to sell, pledge (except as part of a floating lien on all the assets of such Selling Shareholder) or otherwise dispose of any securities of the Company that are substantially similar to the Offer Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities, without the prior written consent of the Representatives; provided that these restrictions shall not apply to (a) the transactions contemplated hereunder, (b) any transfer of Ordinary Shares as a bona fide gift or gifts, (c) any transfer of Ordinary Shares acquired by such Selling Shareholder in open market transactions after the First Time of Delivery (provided that no public announcement or filing is made or required to be made in connection with or as a result of such transfer), and (d) any transfer of Ordinary Shares where the transferee is a partner, affiliate (as that term is defined in Rule 405 under the Securities Act) or shareholder of a Selling Shareholder; provided that, with respect to transfers pursuant to (b) and (d), it shall be a condition of such transfer that the transferee of such Ordinary Shares agrees not to offer, sell, contract to sell, pledge (except as part of a floating lien on all the assets of such Selling Shareholder) or otherwise dispose of such shares during the Lock-Up Period; provided, however, that if (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the initial Lock-Up period, the Company announces that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; each Selling Shareholder hereby acknowledges that the Company has agreed herein to provide written notice to such Selling Shareholder of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence and agrees that any such notice

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properly delivered will be deemed to have been given to, and received by, the Selling Shareholder; such Selling Shareholder hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this provision during the period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.
          (c) In addition to the representations, undertaking and warranties made in Section 1(b), Discount Investment Corporation Ltd. (“DIC”) represents and warrants to, and agrees with, each of the Underwriters, that subject to the terms and conditions set forth in Section 1(b)(xi) above, during the Lock-Up Period, it will not grant its consent to any transfer of Ordinary Shares that are subject to the shareholders agreement described in the Pricing Prospectus and the Prospectus without the prior written consent of the Representatives.
     2. Subject to the terms and conditions herein set forth, (a) each of the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from such Selling Shareholder, at a purchase price per share of $[•], the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Ordinary Shares to be sold by such Selling Shareholder as set forth opposite its name in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter

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is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
     The Selling Shareholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to [•] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be allocated among all of the Selling Shareholders in proportion to the maximum number of Optional Shares to be sold by each Selling Shareholder as set forth in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys in Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Company and the Selling Shareholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
     3. The Offering. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.
     4. Delivery.
          (a) The Offer Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Shareholders shall be delivered by or on behalf of each Selling Shareholder, severally (as to the Offer Shares to be sold by such Selling Shareholder) and not jointly, to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Custodian for such Selling Shareholder to the Representatives at least forty-eight hours in advance. The Company and the Selling Shareholders will cause the certificates representing the Offer Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004] (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on [___], 2007, or such other time and date as the Representatives, the Company and the Selling Shareholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’

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election to purchase such Optional Shares, or such other time and date as the Representatives, the Company and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Offer Shares and any additional documents requested by the Underwriters pursuant to Section 8(k) hereof, will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 (the “Closing Location”), and the Offer Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 5:30 p.m., New York City time, on the business day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.
     5. Undertakings. The Company agrees with each of the Underwriters:
          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Offer Shares, of the suspension of the qualification of the Offer Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order
          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Offer Shares for offering and sale under the securities

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laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offer Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
          (c) Prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time, to furnish to Goldman, Sachs & Co., at the Designated Office, for the Underwriters with written and electronic copies of the Prospectus in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Offer Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon their request to prepare and furnish without charge to Goldman, Sachs & Co., at the Designated Office, for each Underwriter and any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Offer Shares at any time nine months or more after the time of issue of the Prospectus, upon the request of the Representatives, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
          (d) To make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); ); provided, however, that the Company may satisfy the requirements of this subsection by filing such statements with the Commission via EDGAR;
          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the First Time of Delivery (the initial “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make

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any short sale or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Offer Shares, including but not limited to any options or warrants to purchase Ordinary Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities (other than the issuance of options and Ordinary Shares pursuant to employee stock option plans existing on the date of this Agreement and described in the Pricing Prospectus and the Prospectus and the registration thereof under the Act, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Representatives; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lockup undertakings contemplated or described in Sections 1(b)(xi) and 8(i) hereof with prior notice concerning any such announcement that gives rise to an extension of the Lock-Up Period;
          (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent registered public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail (but only to the extent that the Company is required to make such information available to its securityholders pursuant to applicable Israeli law and regulation); provided, however, that the Company may satisfy the requirements of this subsection by filing such reports or information with the Commission via EDGAR;
          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (provided, however, that to the extent such documents are filed with the Commission via EDGAR, the Company shall be deemed to have complied with this clause); and (ii)such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such

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financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);
          (h) To use its best efforts to list the Offer Shares on the New York Stock Exchange (the “Exchange”);
          (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and
          (j) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Offer Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
     6. Free Writing Prospectus.
          (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Offer Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offer Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III hereto;
          (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;
          (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the

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Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.
     7. Expenses.
          (a) The Company and the Selling Shareholders covenant and agree with the several Underwriters that they will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Offer Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any closing documents (including any compilations thereof and any other documents in connection with the offering, purchase, sale and delivery of the Offer Shares); (iii) subject to a maximum of $5,000, all expenses in connection with the qualification of the Offer Shares for offering and sale under U.S. state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with the listing of the Offer Shares on the Exchange; (v) the filing fees incident to, and, subject to a maximum of $15,000, the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Offer Shares; (vi) the cost of preparing share certificates; (vii) the cost and charges of any transfer agent or registrar; (vii) any fees and expenses of the Attorney in Fact and the Custodian; (viii) 50% of any costs associated with a private jet used by the Company for travel in connection with any roadshow (it being understood that the Underwriters will bear all other expenses incurred by the Underwriters in connection with any roadshow, including travel, car and meeting venue expenses); and (ix) all other costs and expenses incident to the performance of their respective obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 7, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Offer Shares by them, and any advertising expenses connected with any offers they may make.
          (b) Each Selling Shareholder covenants and agrees to pay or cause to be paid all expenses and taxes incident to the sale and delivery of the Offer Shares to be sold by such Selling Shareholder (including, but not limited to, any stamp, transfer,

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registration, documentary or similar taxes or duties) payable both in connection with the sale and delivery by such Selling Shareholder of such Offer Shares to the Underwriters and with the subsequent resale of such Offer Shares by the Underwriters to investors, or in connection with the execution and delivery of this Agreement and any value added tax payable in connection with the commissions and other amounts payable by such Selling Shareholder and all other costs and expenses incident to the performance of such Selling Shareholder’s obligations hereunder which are not otherwise specifically provided for in this Section.
          (c) The provisions of this Section 7 shall not supersede, as between the Company and the Selling Shareholders, any existing agreement on the allocation of expenses.
     8. Conditions. The obligations of the Underwriters hereunder as to the Offer Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and each of the Selling Shareholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:
          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;
          (b) Skadden, Arps, Slate, Meagher & Flom LLP, US special counsel for the Underwriters, shall have furnished to you their legal opinion and disclosure letter, dated such Time of Delivery, in form and substance satisfactory to you, with respect to the matters covered in paragraphs (e) and (g) of Annex 3-B hereto (to the extent applicable), as well as such other related matters as you may reasonably request, and such counsel shall have received such documents and information as they reasonably may request to enable them to opine upon such matters;

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          (c) Naschitz, Brandes & Co., Israeli counsel for the Underwriters, shall have furnished to you their legal opinion and disclosure letter, dated such Time of Delivery, in form and substance satisfactory to you with respect to the matters covered in paragraphs (a), (b), (g), (k) and (q) of Annex 3-A hereto, as well as such other related matters as you may reasonably request, and such counsel shall have received such documents and information as they reasonably may request to enable them to opine upon such matters;
          (d) Goldfarb, Levy, Eran, Meiri & Co., Israeli counsel for the Company, shall have furnished to you their legal opinion and disclosure letter, dated such Time of Delivery, in the form attached as Annex 3-A hereto;
          (e) Davis Polk & Wardwell, US counsel for the Company, shall have furnished to you their legal opinion and disclosure letter, dated such Time of Delivery, in the form attached as Annex 3-B hereto;
          (f) The opinion of [Yigal Arnon & Co.], dated such Time of Delivery, in form and in substance satisfactory to you, shall have been furnished to you, to the effect set forth in Annex 3-D hereto;
          (g) The respective local and US counsels for each of the Selling Shareholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinions with respect to each of the Selling Shareholders for whom they are acting as counsel, dated such Time of Delivery, in the forms attached as Annex 3-E and Annex 3-F, respectively, hereto;
          (h) On the date of the Prospectus, on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Somekh Chaikin, Member Firm of KPMG International, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;
          (i) On or before the First Time of Delivery, you shall have received duly executed Lock-Up Agreements from each of the persons and entities set forth in Annex 4 hereto, substantially in the form provided in Annex 4 hereto;
          (j) At such Time of Delivery, you shall have received such other resolutions, consents, authorities and documents relating to the sale of the Offer Shares as you may reasonably require;
          (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute, legal dispute or court or governmental action, order or decree, otherwise

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than as set forth or contemplated in the Pricing Prospectus and the Prospectus; and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clauses (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offer Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
          (l) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange or the Tel Aviv Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State or Israeli authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Israel; (iv) the outbreak or escalation of hostilities involving the United States or the significant outbreak or escalation of hostilities involving Israel or the declaration by the United States or Israel of a national emergency or war (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, Israel, or elsewhere, if the effect of any such event specified in clause (iv); or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offer Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
          (m) On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any reputable rating organization and (ii) no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;
          (n) The Offer Shares to be sold at such Time of Delivery shall have been approved for listing on the Exchange, subject to notice of issuance; and
          (o) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the

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matters set forth in subsections (a) and (l) of this Section 8, and as to such other matters as you may reasonably request.
     9. Indemnification.
          (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or any such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or any such person for any legal or other expenses reasonably incurred by such Underwriter or any such person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto of any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein (such information is listed in its entirety in Annex 1 hereto). In the event that any Underwriter, or any partner, director or officer of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have made demand for payment upon the Company pursuant to the terms set forth above in this subsection (a), and the Company shall have refused or failed to pay all or any portion of the amount demanded by such indemnified party within 20 days following such demand, and a basis for such refusal or failure to pay is that the indemnity and/or reimbursement provided by the Company pursuant to this subsection (a) is or is alleged to be not legally payable or enforceable in accordance with its terms under Israeli law or regulation (except where such refusal or failure to pay is attributable solely to the Company being subject (or becoming subject to as a result of the payment) to liquidation, receivership, arrangement among creditors, bankruptcy or insolvency proceedings), then DIC shall, notwithstanding anything to the contrary in Section 9(b) hereof, indemnify, hold harmless and/or reimburse such indemnified person in respect of such amount demanded to the same extent as if DIC were the Company and as if the indemnity and reimbursement obligation set forth above in this subsection (a) was legally enforceable, subject to the limitations set forth in the last sentence of this paragraph. The foregoing provisions of the preceding two sentences of this subsection (a) shall apply, mutatis mutandis, in the event that the Company refuses or fails to fulfill its contribution obligations pursuant to Section 9(e) hereof on the basis that such contribution obligation is not legally payable or enforceable under Israeli law or regulation. The liability of DIC under this subsection (a) shall be limited to an amount equal to the product of (i) the number of Offer Shares sold by DIC and (ii) the per Offer Share public offering price as set forth on the cover page of the Prospectus.

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          (b) Each of the Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or any such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein (such information is listed in its entirety in Annex 2 hereto); and will reimburse each Underwriter or any such person for any legal or other expenses reasonably incurred by such Underwriter or any such person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the liability of a Selling Shareholder pursuant to this subsection (b) shall not exceed the product of (i) the number of Offer Shares sold by such Selling Shareholder and (ii) the per Offer Share public offering price set forth on the cover page of the Prospectus.
          (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder, their respective partners, directors and officers, and any person who controls the Company or such Selling Shareholder, as the case may be, against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue

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statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein (such information is listed in its entirety in Annex 1 hereto); and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.
          (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Offer Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable

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law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offer Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The liability of a Selling Shareholder pursuant to this subsection (e) shall not exceed the product of (i) the number of Offer Shares sold by such Selling Shareholder and (ii) the per Offer Share public offering price set forth on the cover page of the Prospectus. Subject to Section 9(a), no Selling Shareholder shall be required to contribute (x) in any circumstance in which the losses, claims, damages, liabilities or expenses arose from matters other than Selling Shareholder Information attributable to that Selling Shareholder or (y) any amount in excess of the amount by which the proceeds received by such Selling Shareholder exceeds the amount of the

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damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
          (f) The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any Selling Shareholder (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.
          (g) The provisions of this Section 9 shall not supersede, as between the Company and the Selling Shareholders, any existing agreement on indemnity and contribution obligations.
     10. Defaulting Underwriter.
          (a) If any Underwriter shall default in its obligation to purchase the Offer Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Offer Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Offer Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Offer Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Offer Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Offer Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Offer Shares.
          (b) If, after giving effect to any arrangements for the purchase of the Offer Shares of a defaulting Underwriter or Underwriters by you, the Company or the Selling Shareholders as provided in subsection (a) above, the aggregate number of such

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Offer Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Offer Shares to be purchased at such Time of Delivery, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Offer Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Offer Shares which such Underwriter agreed to purchase hereunder) of the Offer Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
          (c) If, after giving effect to any arrangements for the purchase of the Offer Shares of a defaulting Underwriter or Underwriters by you, the Company or the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Offer Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Offer Shares to be purchased at such Time of Delivery, or if the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Offer Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the parties hereto as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, any Selling Shareholder, or the Company, or any officer or director or controlling person of the Company or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Offer Shares.
     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of any of the Selling Shareholders as provided herein, the Company and such Selling Shareholder will reimburse the Underwriters through you for all out of pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Offer Shares not so delivered by such Selling Shareholder, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Offer Shares not so delivered except as

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provided in Sections 7 and 9 hereof. The provisions of this Section 12 shall not supersede, as between the Company and the Selling Shareholders, any existing agreement on the allocation of expenses.
     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives on behalf of you as the representatives; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys in Fact for such Selling Shareholder.
     14. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of (i) Goldman, Sachs & Co., 1 New York Plaza, 42nd Floor, New York, N.Y. 10004, Attention: Registration Department (facsimile number (212) 902-3000), (ii) Citigroup Global Markets Inc., 388 Greenwich Street, New York, N.Y. 10013, Attention: General Counsel, and (iii) Deutsche Bank Securities, Inc.; 60 Wall Street, New York, N.Y. 10005, Attention Equity Capital Markets, Syndicate Desk (facsimile: 212-797-9344) with a copy to the General Counsel, (facsimile: 212-797-4564), if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters’ questionnaire or telex constituting such questionnaire, which address will be supplied to the Company or the Selling Shareholders by you on request; provided, however, that notices under subsection 5(e) shall be in writing, and (a) if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at the addresses indicated in this Section 14, and (b) if to the Selling Shareholders, at the address listed for each Selling Shareholder on Schedule II, attached hereto. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and each of the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the partners, officers and directors of the Company and of each Selling Shareholder and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offer Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

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     16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day other than a day on which banks are permitted or required to be, or are customarily closed in New York City, New York, U.S.A., London, England or Tel Aviv, Israel.
     17. The Company and each of the Selling Shareholders acknowledge and agree that (i) the purchase and sale of the Offer Shares pursuant to this Agreement, including the determination of the public offering price of the Offer Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Selling Shareholders, or their respective shareholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on any other matter) or any other obligation to the Company or any Selling Shareholder except the obligations expressly set forth in this Agreement, and (iv) the Company and each of the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and each of the Selling Shareholders severally agree that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or such Selling Shareholder, in connection with such transaction or the process leading thereto.
     18. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.
     19. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     20. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or any Selling Shareholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a New York Court), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post- judgment attachment and execution) in any legal suit, action or proceeding against it

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arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any court located in the Borough of Manhattan, The City of New York, New York. Each of the Company and the Selling Shareholders has appointed [CT Corporation], New York, New York, as its agent for service of process (the “Agent for Service of Process”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders represents and warrants that the Agent for Service of Process has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Agent for Service of Process and written notice of such service to the Company and/or the Selling Shareholder shall be deemed, in every respect, effective service of process upon the Company and/or such of the Selling Shareholders, as the case may be.
     21. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars on such day with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company or and the Selling Shareholders, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.
     22. The Company, each of the Selling Shareholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     23. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
     24. Notwithstanding anything herein to the contrary, the Company and the Selling Shareholders are authorized to disclose to any persons the Israeli and U.S. federal and state income tax treatment and tax structure of the potential transaction and all

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materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
     If the foregoing is in accordance with your understanding, please sign and return to us [•] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

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     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.

Very truly yours,

CELLCOM ISRAEL LTD

By:

Name:
Title:

DISCOUNT INVESTMENT CORPORATION LTD

GOLDMAN SACHS INTERNATIONAL

By:

Name:
Title:
As Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II to this Agreement.

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Accepted as of the date hereof:

Goldman, Sachs & Co.

By:

(Goldman, Sachs & Co.)

Citigroup Global Markets Inc.

By:

Name:
Title:

Deutsche Bank Securities, Inc.

By:

Name:
Title:

By:

Name:
Title:
On behalf of each of the Underwriters

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SCHEDULE I
Underwriters

Number of
	Total	Optional
	Number of	Shares to be
	Firm	Purchased if
	Shares	Maximum
	to be	Option
Underwriter	Purchased	Exercised
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Deutsche Bank Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Jefferies & Company, Inc.
William Blair & Company, LLC
[Names of other Underwriters]

Total

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SCHEDULE II
Selling Shareholders
SCHEDULE II

Number of Optional
	Total Number of	Offer Shares to be Sold
	Firm Shares to be	if Maximum Option
	Sold	Exercised
Discount Investment Corporation Ltd.

[ADDRESS]

Goldman Sachs International

[ADDRESS]

Total

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SCHEDULE III
Issuer Free Writing Prospectuses
A. Issuer Free Writing Prospectuses included in the Pricing Disclosure Package
     None
B. Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package
Electronic roadshow as filed on www.netroadshow.com
Electronic roadshow as filed on www.retailroadshow.com

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ANNEX 1
INFORMATION PROVIDED BY THE UNDERWRITERS FOR USE IN THE PRICING PROSPECTUS AND THE PROSPECTUS (COLLECTIVELY, THE “PROSPECTUSES”)
a)	The [fifth] paragraph of text under the caption “Underwriting” in the Prospectuses, concerning the terms of the offering by the Underwriters

b)	The [ninth] paragraph of text under the caption “Underwriting” in the Prospectuses, concerning sales to discretionary accounts

c)	The [twelfth, thirteenth and fourteenth] paragraphs of text under the caption “Underwriting” in the Prospectuses, concerning short sales, stabilizing transactions and purchases to cover positions created by short sales by the Underwriters

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ANNEX 2
INFORMATION PROVIDED BY SELLING SHAREHOLDERS FOR USE IN THE PRICING PROSPECTUS AND THE PROSPECTUS (Collectively, THE “PROSPECTUSES”)
Respective name and number of shares under the caption “Principal and Selling Shareholders.”

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ANNEX 3-A
OPINION TO BE DELIVERED BY COMPANY’S ISRAELI COUNSEL
a)	The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus;

b)	The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all of the issued Ordinary Shares of the Company (including the Offer Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Ordinary Shares conform to the description thereof contained in the Pricing Prospectus and the Prospectus. None of the outstanding Ordinary Shares (including the Offer Shares) was issued in violation of any preemptive or similar rights of any security holder of the Company arising under the Company’s Memorandum or Articles of Association, Israeli law or, to our knowledge, any agreement or instrument to which the Company is a party or by which it may be bound; except as described in the Pricing Prospectus and the Prospectus, there are no restrictions upon the voting or transfer of any of the outstanding Ordinary Shares (including the Offer Shares) pursuant to the Company’s Memorandum or Articles of Association or, to our knowledge, any agreement or instrument to which the Company is a party or by which it may be bound.

c)	The form of certificate used to evidence the Offer Shares complies in all material respects with all applicable statutory requirements and with any applicable requirements of the Memorandum and Articles of Association.

d)	Each of Cellcom Holdings (2001) Ltd., Cellcom Real Estate (2001) Ltd. and Cellcom Fixed Line Communications L.P. (the “Subsidiaries”) has been duly organized and is validly existing under the laws of the State of Israel; and all of the issued equity of each such Subsidiary has been duly and validly authorized and issued, are fully paid and non-assessable, and, to our knowledge, based on a review of the records of each of the Subsidiaries made available to us by the Company and of the on-line records of the Israeli Registrar of Companies regarding the Company and each of

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the corporate Subsidiaries and of the Israeli Registrar of Pledges with respect to Cellcom Fixed Line Communications L.P., owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

e)	The Company and its Subsidiaries have good and marketable title to all real property described in the Pricing Prospectus and the Prospectus to be owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus and the Prospectus or such as do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings described in the Pricing Prospectus and the Prospectus be held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as described in the Pricing Prospectus and the Prospectus or that are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

f)	To our knowledge, other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending in Israel to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, taken as a whole, or which might reasonably expected to materially and adversely affect the consummation of the transactions contemplated in the Underwriting Agreement or the performance of the Company or the Selling Shareholders of their respective obligations thereunder; and, to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

g)	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

h)	The execution and delivery of the Underwriting Agreement, the sale by the Selling Shareholders of the Offer Shares being delivered at such Time of Delivery and the compliance by the

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Company with the Underwriting Agreement and the consummation of the transactions therein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement filed as an exhibit to the Registration Statement, (ii) will not result in any violation of the provisions of the Memorandum or the Articles of Association of the Company or any Israeli statute or any order, rule or regulation known to us of any Israeli court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except for a requirement to obtain the approval of the Israeli Land Administration in connection with an undeveloped plot in Modi’in, Israel, and (iii) except as set forth in the Pricing Prospectus and the Prospectus, will not violate in any material respect the terms of the Company’s general license to provide cellular services, assuming that such actions do not result in breaches of the share transfer or holding restrictions set forth in such license.

i)	No filing, consent, approval, authorization, order, registration or qualification of or with any Israeli court or governmental agency or body is required for or in connection with (A) the performance by the Company and the Selling Shareholders of their respective obligations in the Underwriting Agreement; (B) the offering of the Offer Shares in the manner contemplated in the Prospectus and the consummation of the transactions contemplated by the Underwriting Agreement; (C) the issuance, publication, distribution or making available of the Prospectus; and (D) the listing of the Offer Shares on the Exchange, except in each case such as have already been made or obtained, and except for a requirement to obtain the approval of the Israeli Land Administration in connection with an undeveloped plot in Modi’in, Israel;

j)	Neither the Company nor any of its Subsidiaries (A) is in violation of its respective Memorandum or Articles of Association, or (B) to our knowledge, except as disclosed in the Pricing Prospectus and the Prospectus and except for such violations or defaults that would not result in a Material Adverse Effect, is in violation of any license (including any Telecommunications License), or any laws or regulations of the State of Israel or any political subdivision thereof to which the Company or any of its Subsidiaries is subject, or is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any

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indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

k)	The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Share Capital”, insofar as they purport to constitute a summary of the terms of the Ordinary Shares, and the statements set forth under the captions “Risk Factors—There are certain restrictions in our license relating to the ownership of our shares”, and “—Provisions of Israeli law and our license may delay, prevent or impede an acquisition of us, which could prevent a change of control”, “Taxation—Israeli Tax Considerations”, “Regulatory Matters”, “Underwriting—Selling Restrictions—Israel”, “Management”, “Description of Share Capital” and “Enforceability of Civil Liabilities”, insofar as they purport to describe the provisions of the Israeli laws and documents referred to therein, are accurate and fair.

l)	To the best of our knowledge, there are no Israeli statutes or regulations that have a material impact on the Company and its Subsidiaries, taken as a whole, and that are not described in the Pricing Prospectus and the Prospectus.

m)	All descriptions in the Pricing Prospectus and the Prospectus of contracts and other documents to which the Company or any of its Subsidiaries is a party are accurate and fair in all material respects, and, to our knowledge, there are no licenses, franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that (i) are material to the Company and its Subsidiaries, taken as a whole, (ii) were entered into by the Company or any of its Subsidiaries other than in the ordinary course of business and (iii) are to be performed in whole or in part after the filing of the Registration Statement or were entered into not more than two years prior to such filing, that are not described or referred to therein or filed therewith other than those described or referred to therein or so filed.

n)	No stamp or other transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or any political subdivision or taxing authority thereof or therein in connection with (A) the sale and delivery by the Selling Shareholders of the Offer Shares to the Underwriters or (B) the sale and delivery outside the State of Israel by the

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Underwriters of the Offer Shares to the initial purchasers thereof, assuming that none of the Underwriters is otherwise subject to taxation in Israel.

o)	Except as disclosed in the Pricing Prospectus and the Prospectus, under current Israeli laws and regulations, (A) all dividends and other distributions declared and payable on the Offer Shares may be paid by the Company to the registered holders thereof in NIS that may be converted into foreign currency and freely transferred out of Israel, and (B) no such dividends and other distributions made to holders of the Offer Shares who are not residents of Israel will be subject to Israeli income, withholding or other taxes under Israeli laws and regulations and are otherwise free and clear of any other tax, duty, withholding or deduction in Israel, in each case without the necessity of obtaining any governmental authorization, consent or approval in Israel.

p)	The choice of the laws of the State of New York as the law expressed to govern the Underwriting Agreement is valid and binding on the Company and the courts of Israel will give effect to such choice of law, subject to the discretion of the Israeli court ruling on the matter.

q)	The compliance by the Company with the obligations specified in Section 9 of the Underwriting Agreement (Indemnification) will not be limited by the restrictions on distributions specified in Part 7, Chapter 2, Section A, of the Companies Law, 5759-1999.

r)	Except as specifically set forth in clause (k) above, we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with your representatives, and with certain officers and employees of, and counsel and independent public accountants for, the Company and representatives of the Selling Shareholders the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification except as stated above, nothing has come to our attention that causes us to believe that (a) the Registration Statement at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to

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make the statements therein not misleading, (b) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Prospectus as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In expressing the foregoing opinion and belief, we have not been called to pass upon, and we express no opinion or belief as to, the financial statements or financial schedules or other financial data included in the Registration Statement, the Pricing Disclosure Package or the Prospectus. In addition, we express no opinion or belief as to the conveyance of the Pricing Disclosure Package or the information contained therein to investors.

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ANNEX 3-B
OPINION TO BE DELIVERED BY COMPANY’S U.S. COUNSEL
     a) No consent, approval, authorization or order of, or qualification with, any governmental body or agency under United States federal or New York state law that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as have been obtained and such as may be required under federal or state securities or Blue Sky laws
     b) The execution and delivery by the Company of, and the performance of its obligations under, the Underwriting Agreement will not contravene any provision of United States federal or New York state law that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement, except that we express no opinion as to any federal or state securities law.
     c) The Company is not and, after giving effect to the offering and sale of the Offer Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an “Investment Company,” as such term is defined in the Investment Company Act of 1940, as amended.
     d) The statements relating to the legal matters in the Preliminary Prospectus and the Prospectus under the caption “Taxation—U.S. Federal Income Tax Considerations”, insofar as such statements purport to summarize certain provisions of United States federal income tax law, such statements fairly summarize these provisions in all material respects.
     e) Assuming that the Underwriting Agreement has been duly authorized, executed and delivered by the Company insofar as Israeli law is concerned, the Underwriting Agreement has been duly executed and delivered by the Company.
     f) Assuming that the Underwriting Agreement has been duly authorized, executed and delivered by the Company insofar as Israeli law is concerned, under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 20 of the Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or United States federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”) in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated hereby, has validly and irrevocably waived to the fullest extent it may effectively do

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so, any objection to the venue of a proceeding in any New York Court, and has validly and irrevocably appointed the Agent for Service of Process for the purpose described in Section 20 thereof; and service of process effected on such agent in the manner set forth in Section 20 thereof will be effective to confer valid personal jurisdiction on the Company.
     g) We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with your representatives, and with certain officers and employees of, and counsel and independent public accountants for, the Company and representatives of the Selling Shareholders the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification except as stated above, (i) in our opinion, the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder, and (ii) nothing has come to our attention that causes us to believe that (a) the Registration Statement at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Prospectus as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In expressing the foregoing opinion and belief, we have not been called to pass upon, and we express no opinion or belief as to, the financial statements or the financial schedules or other financial data included in the Registration Statement, the Pricing Disclosure Package or the Prospectus. In addition, we express no opinion or belief as to the conveyance of the Pricing Disclosure Package or the information contained therein to investors.

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ANNEX 3-C
OPINION RE LEGAL PROCEEDINGS
[TBP]

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ANNEX 3-C
OPINION TO BE DELIVERED BY SELLING SHAREHOLDER’S LOCAL COUNSEL OR GENERAL COUNSEL
a)	Such Selling Shareholder has been duly organized and is validly existing in good standing (if applicable) under the laws of its jurisdiction of incorporation.

b)	The Power of Attorney and the Custody Agreement have been duly executed and delivered by such Selling Shareholder.

c)	The Underwriting Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder; and the sale of the Offer Shares to be sold by such Selling Shareholder thereunder and the compliance by such Selling Shareholder with all of the provisions of the Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any provisions of [the Memorandum and Articles of Association [other constitutional document] of such Selling Shareholder or any [Israeli/relevant jurisdiction] statute, order, rule or regulation or any order known to us of any [Israeli/relevant jurisdiction] court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

d)	To our knowledge, no consent, approval, authorization or order of any [Israeli/relevant jurisdiction] court or governmental agency or body is required for the consummation of the transactions contemplated by the Underwriting Agreement in connection with the Offer Shares to be sold by such Selling Shareholder thereunder, except [name any such consent, approval, authorization or order] which [has] [have] been duly obtained and [is] [are] in full force and effect.

e)	Immediately prior to the Time of Delivery, such Selling Shareholder had good and valid title to the Offer Shares to be sold at such Time of Delivery by such Selling Shareholder under the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims (other than (i) those encumbrances set out under the shareholders agreement described in the Pricing Prospectus and the Prospectus and (ii) any floating lien that, in each case, does not prohibit the sale of such Offer Shares and does not require the consent or approval of any third party for the sale of such Offer Shares free and clear of such encumbrance or floating lien), and full right, power and authority

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to sell, assign, transfer and deliver the Offer Shares to be sold by such Selling Shareholder under the Underwriting Agreement.

f)	Good and valid title to the Offer Shares to be sold by such Selling Shareholder, free and clear of all liens, encumbrances, equities or claims, will have been transferred to each of the several Underwriters at the Time of Delivery, assuming that the Underwriters will have taken any action required on their part pursuant to the Underwriting Agreement.

g)	The choice of the laws of the State of New York as the law expressed to govern the Underwriting Agreement is valid and binding on such Selling Shareholder and the courts of [Israel] [relevant jurisdiction] will give effect to such choice of law, subject to the discretion of the[Israeli] [relevant jurisdiction] court.

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ANNEX 3-E
OPINION TO BE DELIVERED BY
SELLING SHAREHOLDER’S UNITED STATES COUNSEL
a) No consent, approval, authorization or order of, or qualification with, any governmental body or agency under United States federal or New York state law that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement is required for the performance by the Selling Shareholder of its obligations under the Underwriting Agreement, except such as have been obtained and such as may be required under federal or state securities or Blue Sky laws
b) The execution and delivery by the Selling Shareholder of, and the performance of its obligations under, the Underwriting Agreement will not contravene any provision of United States federal or New York state law that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement, except that we express no opinion as to any federal or state securities law.
c) Assuming that the Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder insofar as Israeli law is concerned, under the laws of the State of New York relating to personal jurisdiction, the Selling Shareholder has, pursuant to Section 20 of the Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or United States federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”) in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated hereby, has validly and irrevocably waived to the fullest extent it may effectively do so, any objection to the venue of a proceeding in any New York Court, and has validly and irrevocably appointed the Agent for Service of Process for the purpose described in Section 20 thereof; and service of process effected on such agent in the manner set forth in Section 20 thereof will be effective to confer valid personal jurisdiction on the Selling Shareholder.
d) Assuming that the Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by the Selling Shareholder insofar as [Israeli/relevant jurisdiction] law is concerned, each of the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by the Selling Shareholder and is a valid and binding agreement of the Selling Shareholder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability; provided that we express no opinion as to the validity, binding nature of enforceability of Section 2 of the Power of Attorney or the ninth paragraph of the Custody Agreement.
e) Upon payment for the security entitlement in respect of the Shares to be sold by the Selling Shareholder to each of the several Underwriters as provided in the

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Underwriting Agreement and the crediting of such Offer Shares on the records of The Depository Trust Company (“DTC”) in the State of New York to a security account or security accounts in the name of such Underwriter (assuming that such Underwriter does not have notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Offer Shares or any security entitlement in respect thereof), (A) under Section 8-501 of the UCC, such Underwriter will acquire a security entitlement in respect of such Offer Shares and (B) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Offer Shares may be asserted against such Underwriter; its being understood that for purposes of this opinion, we have assumed that when such payment and crediting occur, (x) such Offer Shares will have been registered in the name of Cede & Co. or such other nominee as may be designated by DTC, in each case on the Company’s share registry in accordance with its articles of association and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of such Underwriter on the records of DTC in the State of New York will have been made pursuant to the UCC.

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ANNEX 4
CELLCOM ISRAEL LTD
Form of Lock-Up Agreement
[Date]
Goldman, Sachs & Co.,
Citigroup Global Markets Inc., and
Deutsche Bank Securities, Inc. (collectively, the Representatives)
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
     Re: Cellcom Israel Ltd. — Lock-Up Agreement
Ladies and Gentlemen:
          The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Cellcom Israel Ltd., a company incorporated under the laws of the State of Israel (the “Company”), providing for a public offering of ordinary shares of the Company (the “Shares”) pursuant to a Registration Statement on Form F-1 to be filed with the Securities and Exchange Commission (the “SEC”).
          In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the final Prospectus covering the public offering of the Shares (the initial “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge (except as part of a floating lien on all the asserts of the undersigned), grant any option to purchase, make any short sale or otherwise dispose of any ordinary shares of the Company, or any options or warrants to purchase any ordinary shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive ordinary shares of the Company owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”); provided, however, that if (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the initial Lock-Up period, the Company announces that it will release earnings results during the 16-day period following the last day of the initial Lock-Up

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Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; the undersigned hereby acknowledges that the Company has agreed herein to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned; the undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this provision during the period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.
          The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.
          Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) any transfers of Shares acquired by the undersigned in open market transactions after the date of the final prospectus covering the public offering of the Shares (provided that no public announcement or filing is made or required to be made in connection with or as a result of such transfer), (iii) where the transferee is a partner, affiliate (as that term is defined in Rule 405 under the Securities Act of 1933) or shareholder of the Undersigned, provided that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein, (iv) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (v) with the prior written consent of the Representatives on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the

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share capital of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such share capital subject to the provisions of this Agreement and there shall be no further transfer of such share capital except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.
          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title
List of Shareholders Providing Lock-Up Agreements
Leumi & Co. Investment House Ltd.
Hamagen Insurance Co. Ltd.
Migdal Insurance Company Ltd.
Stocofin Israel Ltd.

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